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                                                                   Exhibit 10.44

                             Stock Option Agreement
                                  CONFIDENTIAL

     This Stock Option Agreement (the "Agreement") made effective as of the 1st day of October, 2002, by and between Syntroleum Corporation, a Delaware corporation ("Syntroleum"), and John B. Holmes, Jr. ("Grantee"), evidences the grant by Syntroleum of an option (the "Option") to Grantee to purchase shares of Syntroleum common stock, par value $0.01 per share ("Common Stock"), pursuant to action of the Board of Directors (the "Board") on August 31, 2002 (the "Date of Grant") and Grantee's acceptance of the Option in accordance with the resolutions of the Board of Directors dated August 31, 2002. Syntroleum and Grantee agree as follows:

     1. Grant of Option and Exercise Price. Syntroleum grants to Grantee the Option to purchase 1,000,000 shares of Common Stock at an exercise price of $1.55 per share, the Fair Market Value (as defined below) of Syntroleum Common Stock on the Date of Grant, subject to the terms and conditions of this Agreement. For purposes of this Agreement, "Fair Market Value" means (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the last reported sale price of the Common Stock on such exchange on the last business day prior to the date on which the value is to be determined, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, the mean of the last report bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date for which the value is to be determined; or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors, which determination shall be final and binding upon Grantee.

     2. Vesting. Except as otherwise provided in this Agreement, the Option shall vest as follows: (a) the right to exercise the Option and purchase 333,334 shares shall vest on October 1, 2002, (b) the right to exercise the Option and purchase 333,333 shares shall vest on October 1, 2003, and (c) the right to exercise the Option and purchase the remaining 333,333 shares shall vest on October 1, 2004; provided, however, that in the event Grantee's employment with Syntroleum is terminated by Syntroleum for any reason other than just cause and
(i) such termination occurs after October 1, 2002 and prior to October 1, 2003, the right to exercise the Option and purchase 333,333 shares shall vest upon such termination or (ii) such termination occurs after October 1, 2003 and prior to October 1, 2004, the right to exercise the Option and purchase 333,333 shares shall vest upon such termination. Upon any voluntary termination of employment by Grantee or upon termination of Grantee's employment for just cause, the Option shall remain vested and exercisable only to the extent vested and exercisable as of the date of such termination of employment, and no additional vesting shall occur.

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

     3. Exercise Period. The Option may be exercised from time to time with respect to all or any number of the then vested, unexercised shares on any regular business day of Syntroleum at its then executive offices, until the earliest to occur of the following dates: (a) the tenth anniversary of the Date of Grant; (b) 12 months after the date of Grantee's termination of employment with Syntroleum by reason of death or disability; (c) the third annual anniversary of Grantee's retirement; or (d) the date 12 months following the date upon which Grantee's employment with Syntroleum terminates for any reason other than those described in subsections (b) or (c) of this Section 3.

     4. Exercise.

     4.01 During the period that the Option is exercisable, it may be exercised in full or in part by Grantee or, in the event or Grantee's death, by the person or persons to whom the Option was transferred by will or in accordance with the provisions of Section 9.03, or by the laws of descent and distribution, by delivering or mailing to the Secretary of Syntroleum written notice of the exercise specifying the number of Shares with respect to which the Option is being exercised. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and Social Security number of each such person. If any person other than Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to Syntroleum, of that entitlement.

     4.02 Subject to the provisions of Sections 4.03 and 4.04, the written notice shall be accompanied by full payment of the exercise price for the shares as to which the Option is exercised either (i) in cash, (ii) in shares of Common Stock evidenced by certificates either endorsed or with stock powers attached transferring ownership to Syntroleum, with the aggregate Fair Market Value equal to said exercise price on the date the written notice is received by the Secretary, or (iii) in any combination of cash and such shares.

     4.03 In lieu of payment of the exercise price by way of delivery of certificate(s) evidencing shares of Common Stock, Grantee may furnish a notarized statement executed by Grantee reciting the number of shares being purchased under the Option and the number of Syntroleum shares owned by Grantee which may be freely delivered as payment of all or a portion of the exercise price based on their Fair Market Value, all pursuant to rules adopted by and subject to the consent of the Compensation Committee (the "Committee"). Subject to the consent of the Committee, Grantee will be issued a certificate for new shares of Common Stock equal to the number of shares of Common Stock acquired by Grantee and described in the notarized statement. No shares of Common Stock shall be issued upon exercise of an Option until full payment has been made therefor.

     4.04 In lieu of payment by Grantee in cash or in shares of Common Stock or by delivery of a notarized statement of ownership pursuant to Sections 4.02 and 4.03, Grantee may, pursuant to rules adopted by the Committee, elect to pay all or part of the purchase price for the shares being purchased under the Option by requesting Syntroleum to reduce the number of shares remaining subject to the Option by the number of shares of Common Stock with a Fair Market Value sufficient to pay the exercise price. Any such election shall be made by delivering written notice thereof to Syntroleum, together with such information and documents as the Committee may prescribe, and shall be subject to approval by the Committee.

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

     4.05 In the event Grantee pays the Option exercise price by delivery of a notarized statement of ownership or by surrendering his right to exercise a portion of the Option as described in Sections 4.03 and 4.04, the number of shares remaining subject to the Option shall be reduced not only by the number of new shares issued upon exercise of the Option but also by the number of previously owned shares listed on the notarized statement of ownership and deemed to be surrendered as payment of the exercise price or, as applicable, by the number of shares in connection with which Grantee has surrendered his right to exercise the Option.

     4.06 The written notice of exercise shall be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required payment of the exercise price) is received by the Secretary of Syntroleum at its executive offices during regular business hours.

     5. Postponement or Non-exercise. Syntroleum shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of the Option prior to (i) the obtaining of any approval from any governmental agency which Syntroleum shall, in its sole discretion, determine to be necessary or advisable, (ii) the taking of any action in order to comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock (including, without limitation, the taking of any action in order to comply with the rules of the Nasdaq Stock Market, Inc.), and (iii) the completion of any registration or other qualification of such shares of Common Stock under any state or Federal law or rulings or regulations of any governmental body which Syntroleum shall, in its sole discretion, determine to be necessary or advisable. Syntroleum shall not be obligated by virtue of any provisions of this Agreement to recognize the exercise of the Option or to sell or issue shares in violation of the laws of any government having jurisdiction thereof or in violation of the rules of the Nasdaq Stock Market, Inc. or any other securities exchange on which the Common Stock is listed or admitted for trading. Any postponement or delay by Syntroleum in recognizing the exercise of the Option hereunder shall not extend the period during which the Option may be exercised, and neither Syntroleum nor its directors or officers shall have any obligation or liability to Grantee, to a legal representative of the estate of Grantee or to the person or persons who shall acquire the right to exercise the Option by bequest or inheritance or by reason of the death of Grantee (such representative or person, a "Successor"), or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

6. Transfer of Shares; Tax Withholding. As soon as practicable after receipt of an effective written notice of exercise and full payment of the exercise price as provided in Section 4 above, the Secretary of Syntroleum shall cause ownership of the appropriate number of shares of Syntroleum Common Stock to be issued to the person or persons exercising the Option by having a certificate or certificates for such number of shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Each such certificate shall bear a legend describing, to the extent applicable,
(a) Syntroleum's right of first refusal, if any, in the event such person desires or attempts to transfer such shares, and (b) the restrictions imposed by applicable state and federal securities laws, as described in Section 9.05. Notwithstanding the foregoing, the Secretary shall not transfer ownership of shares of Common Stock until all applicable tax withholding obligations have been satisfied. The Committee shall take such steps as it deems necessary or desirable for the withholding of any taxes that are

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

required by laws or regulations of any governmental authority in connection with any exercise of all or a portion of the Option, including the withholding of shares the Fair Market Value of which is sufficient to satisfy such obligations.

     7. Change in Control. All outstanding Options shall become exercisable immediately if either of the following events occur, unless otherwise determined by the Committee:

          (a) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of Syntroleum representing 25% or more of the combined voting power of Syntroleum's then outstanding securities; or

          (b) at any time (not including any period prior to the date hereof) there shall cease to be a majority of the Board comprising individuals who at the beginning of such period constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Board or nomination for election by Syntroleum's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved.

     8. Adjustments for Corporate Changes.

     8.01 In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of Syntroleum, the Committee shall (i) make such equitable adjustments, when appropriate, designed to protect against dilution or enlargement, in the number and kind of shares of Common Stock exercisable under the Option and in the Option price, and (ii) make such arrangements for the substitution of new options to purchase Common Stock for any unexpired portion of the Option then outstanding or for the assumption of any such unexpired portion of the Option.

     8.02 In the event that Syntroleum agrees (i) to sell or otherwise dispose of all or substantially all of Syntroleum's assets, or (ii) to be wholly or partially liquidated, or (iii) to participate in a merger, consolidation or reorganization, then the Committee may determine that the entire Option shall be immediately exercisable in full. The Committee may also determine that any portion of the Option not exercised prior to any such event, or within such period of time thereafter (not to exceed 30 days) as the Committee shall determine, shall terminate.

     9. Miscellaneous.

     9.01 The Committee shall have the sole responsibility for construing and interpreting this Agreement, for establishing such rules and regulations as it deems necessary or desirable for the proper administration of the provisions of this Agreement, and for resolving all questions arising under this Agreement. Any decision taken by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Agreement and

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

of any rules or regulations adopted by the Committee in connection herewith shall, to the extent permitted by law, be within its absolute discretion and shall be conclusive and binding upon Grantee, all Successors, and any other person, whether that person is claiming under or through Grantee or otherwise.

     9.02 Except as specifically provided in Section 9.03, the rights under this Agreement may not be transferred except by will or the laws of descent and distribution. The rights under this Agreement may be exercised during the lifetime of Grantee only by Grantee (or by his guardian or legal representative). The terms of the Option shall be binding upon the executors, administrators, heirs, successors, and assigns of Grantee.

     9.03 Grantee may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit or rights under this Agreement is to be paid or transferred in case of his death before he receives any or all of such benefit or exercises such rights. Each designation shall revoke all prior designations by Grantee, shall be in a form prescribed by the Committee, and shall be effective only when filed by Grantee in writing with the Committee during his lifetime. In the absence of any such designation, rights remaining unexercised at Grantee's death shall be exercisable by his estate, subject to the terms hereof.

     9.04 Authorized leaves of absence from Syntroleum shall not constitute a termination of employment for purposes of this Agreement. For purposes of this Agreement, an authorized leave of absence is an absence while Grantee is on military leave, sick leave, or other bona fide leave of absence.

     9.05 Notwithstanding any other provision to the contrary, the Option may not be exercised if the issuance of shares of Common Stock upon such exercise of the Option would constitute a violation of any applicable federal or state securities or other law or regulation.

     9.06 Grantee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the actual issuance of the shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the shares or any part thereof are issued pursuant to exercise of all or any part of the Option.

     9.07 Grantee agrees not to disclose to any person, directly or indirectly, the terms of this Agreement or any other matters relating to the Option or the shares, including the number of shares subject to the Option or purchased hereunder, without the prior consent of Syntroleum.

     9.08 The existence of the Option granted in this Agreement shall not affect in any way the right or the power of Syntroleum or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Syntroleum's capital structure or its business, or any merger or consolidation of Syntroleum, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Syntroleum or any sale or transfer of all or any part of its assets or business, or any other corporate act or preceding, whether of a similar character or otherwise.

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

     9.09 Nothing contained in this Agreement, and no action of Syntroleum or the Committee with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employment of Syntroleum.

     9.10 Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, however, that unless and until some other address be so designated, all notices or communications by Grantee to Syntroleum shall be mailed or delivered to Syntroleum at the offices of its Secretary at Suite 1100, 1350 S. Boulder, Tulsa, Oklahoma 74119, and all notice or communications by Syntroleum to Grantee may be given to Grantee personally or may be mailed to him.

     9.11 The validity and effect of this Agreement and the rights and obligations of the parties, and all other persons affected by this Agreement shall be construed and determined in accordance with the laws of the State of Oklahoma.

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                                               Syntroleum Stock Option Agreement
                                                                    Confidential

     IN WITNESS WHEREOF, Syntroleum, by its duly authorized officer, and Grantee have signed this Agreement as of the date first above written.

                                       COMPANY:

                                       SYNTROLEUM CORPORATION


                                       By:
                                          --------------------------------------
                                              Kenneth L. Agee, Chairman

                                              Syntroleum Corporation
                                              1350 S. Boulder, Ste. 1100
                                              Tulsa, Oklahoma  74119


                                       GRANTEE:


                                       -----------------------------------------
                                       John B. Holmes, Jr.

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